                                                Oppenheimer Intermediate municipal FUND
                                                 Supplement dated July 2, 2002 to the
                                                   Prospectus dated January 28, 2002

This Supplement to the Prospectus replaces the supplement dated July 1, 2002 and changes the prospectus as follows:

1.       The following is added to the footnote following the "Annual Fund Operating Expenses" chart on page 7:

     Effective January 1, 2002, the Manager has voluntarily agreed to waive advisory fees at an annual rate equal to 0.10% or 0.05%, as the case may be, of the Fund's average daily net assets if the Fund's trailing one year performance percentile at the end of the preceding quarter is in either the fourth or the fifth quintile of the Fund's Lipper peer group, respectively. The foregoing waiver is voluntary and may be terminated by the Manager at any time.

2.  The two paragraphs on page 13 following the heading "Portfolio Managers" are deleted and replaced with the following:

     Effective July 1, 2002, the Fund is managed by a portfolio management team comprised of Ronald Fielding and other investment professionals selected from the Manager's Rochester Division.  This portfolio management team is primarily responsible for the day-to-day management of the Fund's portfolio.  Mr. Fielding is a Senior Vice President of the Manager (since January 1996) and a
Vice President of the Fund.  Mr. Fielding serves in a similar capacity for other Oppenheimer funds.

July 2, 2002                                                                    PS0860.024